UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2026

GigCapital7 Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42262	98-1790710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2026, GigCapital7 Corp., a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) to vote on certain matters submitted to the shareholders. At the Extraordinary Meeting, of the 20,000,000 Class A ordinary shares issued and outstanding (the “Class A Shares”) and 13,333,333 Class B ordinary shares issued and outstanding (the “Class B Shares” and together with the Class A Shares, the “Shares”), 20,786,018 Shares were represented, constituting a quorum. The final results for the matters submitted to a vote of the shareholders at the Extraordinary Meeting are as follows:

Proposal 1: The shareholders approved and adopted the Business Combination Agreement, dated as of September 27, 2025, as amended, by and among the Company, Hadron Energy, Inc. (“Hadron”), and MMR Merger Sub, Inc. (“Merger Sub”), and approved the business combination contemplated thereby (the “Business Combination”), including the merger of Merger Sub with and into Hadron, with Hadron surviving the merger, and issuance of common stock of the Company to Hadron equity holders as merger consideration, by the votes set forth in the table below:

	For	Against	Abstained
Shares:	19,681,540	1,094,478	10,000

Proposal 2: The shareholders approved the transfer by way of continuation and domestication of the Company from the Cayman Islands to the State of Delaware pursuant to the Delaware General Corporation Law and the Companies Act (as revised) of the Cayman Islands (the “Domestication”):

	For	Against	Abstained
Class B Shares:	11,165,450	0	0

Proposal 3: The shareholders approved the issuance of up to an estimated 60,000,000 shares of post-Business Combination common stock to the Hadron stockholders:

	For	Against	Abstained
Shares:	19,678,191	1,096,672	11,155

Proposal 4A: The shareholders approved (a) an interim certificate of incorporation and (b) interim bylaws (together, the “Interim Governing Documents”), wherein the Interim Governing Documents will govern the Company between the Domestication and closing of the Business Combination (the “Closing”):

	For	Against	Abstained
Class A Shares:	8,513,498	1,095,945	11,125
Class B Shares:	11,165,450	0	0

Proposal 4B: The shareholders approved (a) a new certificate of incorporation and (b) new bylaws (together, the “Governing Documents”), wherein the Governing Documents will govern the Company following the Closing:

	For	Against	Abstained
Class A Shares:	8,513,870	1,095,978	10,720
Class B Shares:	11,165,450	0	0

Proposal 5A: The shareholders approved, on an advisory, non-binding basis, the authorization of (a) 600,000,000 shares of common stock, (b) 15,000,000 shares of Class B common stock, and (c) 10,000,000 shares of preferred stock:

	For	Against	Abstained
Shares:	19,624,846	1,144,850	16,322

Proposal 5B: The shareholders approved, on an advisory, non-binding basis, the elimination of the Class B common stock upon the Closing and the adoption of (a) Delaware as the exclusive forum for certain shareholder litigation and (b) the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended:

	For	Against	Abstained
Shares:	19,633,240	1,142,153	10,625

Proposal 6: The shareholders approved the Hadron Energy, Inc. Equity Incentive Plan (the “Equity Incentive Plan”), including the authorization of the initial share reserve under the Equity Incentive Plan:

	For	Against	Abstained
Shares:	19,628,020	1,147,287	10,711

Proposal 7: The shareholders approved the election, effective upon the Closing, of eight directors classified into three classes to serve staggered terms on the board of directors (the “Board”) of the Company until the 2027, 2028 and 2029 annual meetings of stockholders and until their respective successors are duly elected and qualified:

	For	Against	Abstained
Class B Shares:	11,165,450	0	0

Item 8.01	Other Events

On May 8, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the results of the Extraordinary Meeting and the intent to proceed with the Domestication on May 8, 2026.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Hadron’s or GigCapital7’s future financial or operating performance. For example, statements regarding the Domestication, benefits of the business combination between the parties and the anticipated timing of, and the funds expected to be available upon, the completion of the business combination are all forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations thereof or similar terminology.

These forward-looking statements regarding future events and the future results of Hadron and GigCapital7 are based upon estimates and assumptions that, while considered reasonable by Hadron, GigCapital7, and their respective management teams, are inherently uncertain and subject to risks, variability and contingencies, many of which are beyond Hadron’s or GigCapital7’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement or other definitive agreements in connection thereto; the outcome of any legal proceedings that may be instituted against Hadron, GigCapital7 or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the business combination due to the failure to obtain consents and approvals of the shareholders of GigCapital7; failure to obtain financing to complete the business combination or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the business combination or related transactions; changes to the proposed structure of the business combination as a result of applicable laws, regulations or conditions; projections, estimates and forecasts of revenue and other financial and performance metrics; projections about industry trends and market opportunity; expectations relating to the demand for Hadron’s Halo MMR; Hadron’s ability to scale and grow its business; the cash position of Hadron following closing of the business combination; the ability to meet listing standards in connection with, and following, the consummation of the business combination the risk that the business combination disrupts current plans and operations of Hadron as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Hadron to successfully commercialize its Halo MMR, and Hadron’s ability to source and maintain key relationships with management and key employees; costs related to the business combination; changes in applicable laws and regulations; political and economic developments and market volatility; the risk that Hadron does not ever enter into any definitive agreements in connection with commercialization of its technology; the risk that Hadron is pursuing an emerging market; and other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or Hadron, including the registration statement that Hadron and GigCapital7 filed in connection with the business combination (the “Registration Statement”).

If any of these risks materialize or Hadron’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that Hadron or GigCapital7 do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Hadron or GigCapital7 reflect the expectations, plans or forecasts of future events and views of Hadron and GigCapital7 and speak only as of the date they are made. Neither Hadron nor GigCapital7 undertake any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Hadron’s or GigCapital7’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated as of May 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2026	GIGCAPITAL7 CORP.

	By:	/s/ Dr. Avi Katz
	Name:	Dr. Avi Katz
	Title:	Chief Executive Officer